EXHIBIT 32.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Andrew P. Calerich, Chief Financial Officer of American Oil & Gas, Inc. (the "Company"), hereby certify that, to the best of my knowledge:

     1. The Company's Annual Report on Form 10-KSB for the period ended December 31, 2004, to which this certification is attached as Exhibit
          32.2 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 15, 2005           /s/  Andrew P. Calerich
                                 -----------------------------------------------
                                 Andrew P. Calerich, Chief Financial Officer